Revenue from Contracts with Customers	9 Months Ended
Sep. 30, 2018
Revenue from Contract with Customer [Abstract]
Revenue from Contracts with Customers

Note 3 – Revenue from Contracts with Customers

The Company adopted ASC 606 on January 1, 2018 using a modified retrospective approach, which only applies to contracts that were not completed as of the date of initial application. The adoption did not require an adjustment to opening retained earnings for the cumulative effect adjustment. The adoption does not have a material impact on the timing of the Company’s revenue recognition or its financial position, results of operations, net income, or cash flows, but does impact the Company’s presentation of revenues and expenses under the gross-versus-net presentation guidance in ASU 2016-08.

The following table shows the impact of the adoption of ASC 606 on the Company’s current period results as compared to the previous revenue recognition standard, ASC Topic 605, Revenue Recognition (“ASC 605”):

	Nine Months Ended September 30, 2018
	Under ASC 606	Under ASC 605	Increase/ (decrease)
	(in thousands)
Revenues
Oil sales	$197,356	$197,431	$(75)
Natural gas sales	$48,956	$60,919	$(11,963)
Natural gas liquid sales	$65,377	$83,735	$(18,358)

Operating expenses
Gathering, transportation and processing	$—	$30,396	$(30,396)
Net loss	$(288,916)	$(288,916)	$—

Oil Sales

Most of the Company’s oil contracts transfer physical custody and title at or near the wellhead, which is commonly when control of the oil has been transferred to the purchaser. The Company’s oil production is primarily sold under market-sensitive contracts that are typically priced at a differential to the NYMEX price. Any differentials incurred after the transfer of control of the oil are net against oil sales as they represent part of the transaction price of the contract. For its oil contracts, the Company generally records its sales based on the net amount received.

Natural Gas and NGL Sales

Most of the Company’s natural gas is sold at the wellhead or inlet to the processor’s facility, which is commonly when control of the natural gas has been transferred to the purchaser. The natural gas is sold under percentage of proceeds processing contracts. Under these contracts, the purchaser gathers the natural gas where it is produced and transports it via pipeline to natural gas processing plants where NGL products are extracted. The NGL products and remaining residue gas are then sold by the purchaser. Under the natural gas percentage of proceeds contracts, the Company receives a percentage of the value for the extracted NGLs and the residue gas.

For its natural gas processing contracts, the Company generally records its natural gas and NGL sales net of gathering, processing and transportation expenses based on a principal versus agent assessment for individual contracts.

Performance Obligations

The Company satisfies the performance obligations under its oil and natural gas sales contracts through delivery of its production and transfer of control to a customer. Upon delivery of production, the Company has the right to receive consideration from its customers in amounts that correspond with the value of the production transferred.

The Company’s oil sales contracts are short-term in nature with a contract term of one year or less. For those contracts, the Company utilized the practical expedient in ASC 606, which provides an exemption from disclosure of the transaction price allocated to remaining performance obligations if the performance obligation is part of a contract that has an original expected duration of one year or less.

For the Company’s natural gas and NGL sales contracts that have a contract term greater than one year, the Company utilized the practical expedient in ASC 606 which states the Company is not required to disclose the transaction price allocated to remaining performance obligations if the variable consideration is allocated entirely to a wholly unsatisfied performance obligation. Under these sales contracts, each unit of product generally represents a separate performance obligation; therefore, future volumes are wholly unsatisfied, and disclosure of the transaction price allocated to remaining performance obligations is not required.

Contract Balances

The Company recognizes sales of oil, natural gas, and NGLs at a point in time when it satisfies a performance obligation and at that point the Company has an unconditional right to receive payment. Accordingly, these contracts do not give rise to contract assets or contract liabilities under ASC 606. The Company had accounts receivable related to revenue from contracts with customers of approximately $62.1 million as of September 30, 2018, which represent this unconditional right to receive payment.

Prior Period Performance Obligations

To record revenues for oil, natural gas and NGLs, the Company estimates the amount of production delivered at the end of each month and the prices expected to be received for those sales. Differences between estimated revenues and actual amounts received for all prior months are recorded in the month payment is received from the customer. For the nine months ended September 30, 2018, revenue recognized related to performance obligations satisfied in prior reporting periods was not material.